# Hangzhou Xinzi Photoelectric Technology Co., LTD

## Product purchase and sale contract

合同编号 Contract number: NO.XZ/GE2023.4.24

签约日期 Date of signing: 2023.4.24

供　　方　杭州新子光电科技有限公司
Supplier:　Hangzhou Xinzi Photoelectric Technology Co., LTD

需　　方　越南绿色能源商业服务有限公司
Demander:　VIETNAM GREEN ENERGY COMMERCIAL SERVICES COMPANY LIMITED

根据《中华人民共和国民法典》及其他相关法律法规的规定，双方在平等、互利、自愿原则上，经友好协商签订本合同，达成如下协议

In accordance with the provisions of the Civil Code of the People's Republic of China and other relevant laws and regulations, both parties enter into this contract through friendly negotiation on the principle of equality, mutual benefit and voluntariness, and hereby agree as follows:

一、　产品名称、规格、数量、单价、金额 Product name、specification、quantity、Unit price、amount:

| 产品名称 Product name | 规格 Gauge embossing( mm) | 数量 quantity (㎡) | 单价 Unit price (USD/㎡) | 金额 amount (USD) | 备注 Reserve injection |
|---|---|---|---|---|---|
| EVA 胶膜 EVA film | 0.5*1023*350 | 25421.55 | 1.336 | 33963.19 | 高透 High permeability XZ901A 460g 71volumes |
| | 0.5*1023*350 | 27211.8 | 1.32 | 35919.58 | 截止 Cutoff XZ901B420g 76volumes |
| | 合计 summation | 52633.35 | | 69882.77 | |
| 预付金额 Total price: | 69882.77 USD 含税 Tax included | | | | |

二、　质量要求和保证：产品质量符合国家行业标准。Product quality in line with national industry standards。

三、　交货时间和地点：发往越南海防港，客户自提。Delivery time and place: CIF PORT.Shipped to Hai Phong Port, Vietnam, by customer。

四、　包装标准：符合运输要求的专用纸箱包装，包装不回收。Packing standard: Meet the transportation requirements of the special carton packaging, packaging is not recycled.

五、　验收方法：需方收到货物 7 天内应进行验收，在此时间内提出书面异议有效，否则视为验收合格。
Acceptance method: The demander shall conduct acceptance inspection within 7 days after receiving the goods. Any written objection raised within such time is valid; otherwise, it shall be deemed to have passed the acceptance inspection.

六、　结算方式及付款期限：货到一个月付款，只接收电汇。
Settlement method and payment term: Payment one month upon arrival, telegraphic transfer only。

七、　发生质量纠纷处理方法：1、需方必须在正式生产前做材料匹配试验，合格后方可使用。供方不对需方因未做材料匹配试验所造成的损失承担责任。2、在生产中若发生质量问题，供方应在收到书面异议后，48 小时内沟通处理。3、需方提出质量异议后，应暂停该批次 EVA 胶膜的使用，否则造成的损失由需方承担。
Quality dispute handling method: 1、The demander must do the material matching test before the formal production。The Supplier shall not be liable for the loss caused by the Demander's failure to perform material matching tests。2、In case of quality problems in production, the supplier shall communicate with each other within 48 hours after receiving the written objection。3、Demander shall suspend the use of this batch of EVA film after raising quality objection, otherwise the loss caused shall be borne by Demander。

八、 违约责任：若需方不能按期付款，应支付延期付款金额每日万分之六的逾期利息，并承担合同金额20%的违约金，同时供方有权停止供货，直至需方付清款项。如供方不及时发货，应承担延期未供货物价款每天万分之六的损失。
Liability for breach of contract: If the Demander fails to make the payment on time, it shall pay the overdue interest of 0.6‰ of the delayed payment amount per day and bear the liquidated damages of 20% of the contract amount. Meanwhile, the Supplier shall have the right to stop the supply until the Demander pays in full。If the supplier fails to deliver the goods in time, it shall bear the loss of 6 ‰ per day for delayed delivery of the price。

九、 如果发生不可抗力事件，影响一方履行本协议项下的义务，则在不可抗力造成合同延期履行和合同终止，而不视为违约，双方互相免责，无需承担任何违约金及对方损失。
If a force majeure event occurs which affects the performance of the obligations of a party hereunder, the delay in performance of the contract and the termination of the Contract caused by the force majeure event shall not be deemed as a breach of the contract, and the parties shall be exempted from liability for any breach of contract damages or losses of the other party。

十、 诉讼管辖：若本合同履行过程中发生纠纷，双方应协商解决。如协商不成时，向原告方所在地人民法院起诉，由违约方承担诉讼费、保全费、律师费和主张权益所产生的一切费用。
Jurisdiction of litigation: Any dispute arising from the performance of this Contract shall be settled by both parties through negotiation。If no agreement can be reached through negotiation, the party in breach shall bring a suit to the people's court where the plaintiff is located, and the party in breach shall bear legal costs, preservation fees, attorney's fees and all expenses incurred in asserting rights and interests。

十一、 其他约定：1、本合同项下供方提供的增值税发票，不能证明需方已付清款项。以供方收到需方通过银行汇款凭证或收款到账凭证，为唯一付款依据。以承兑汇票支付的款项，必须以供方收到承兑汇票后开具的收款凭证作为付款依据。2、需方收到本合同项下增值税发票并抵扣的，也是证明需方货物已收到的依据。
Other agreement: 1、The VAT invoice provided by the Supplier under this contract cannot prove that the Demander has paid in full。The only basis for payment shall be the Supplier's receipt of the demander's bank remittance voucher or receipt of the payment voucher。Payment by acceptance must be based on a receipt issued by the supplier upon receipt of the acceptance。2、The receipt by the Demander of the VAT invoice hereunder and the deduction thereof shall be the basis to prove that the goods have been received by the Demander。

十二、 本合同传真扫描件有效，传真扫描件与原件具有同等法律效力。未尽事宜，双方另行协商解决。
The scanned fax copy of this Contract is valid and has the same legal effect as the original。Matters not mentioned herein shall be settled by both parties through negotiation。

十三、 本合同一式二份，供、需双方签字盖章回传后生效，供需双方各持一份。
This contract is made in duplicate and shall come into force after being signed and stamped by both parties. Each party holds one copy。

| 供方 Supplier | 需方 Demander |
| --- | --- |
| 单位名称 Name of unit：杭州新子光电科技有限公司<br>Hangzhou Xinzi Photoelectric Technology Co., LTD<br>单位地址 Unit address：临安玲珑街道庆仙路128号 No. 128, Qingxian Road, Linglong Street, Lin 'an<br>开户银行 Bank of deposit：上海浦东发展银行杭州临安支行<br>Shanghai Pudong Development Bank Hangzhou Lin 'an Branch<br>开户账号 Bank account number：<br>95080078801000002147<br>税 号 Tax number：9133 0185 MA28 0BKH 4T<br>电 话 Telephone：0571-61063610 61063609<br>传 真 Facsimile：0571-6372 1131<br>委托代理人 Entrusted agent：胡金方 Hu Jinfang 18757182627<br>审核人 Auditor：<br>日 期 Date：2023.04.24 | 公司名称 Name of unit：越南绿色能源商业服务有限公司<br>VIETNAM GREEN ENERGY COMMERCIAL SERVICES COMPANY LIMITED<br>单位地址 Unit address：越南北宁省天都区还普公社大东还普工业区 D1-1<br>LOT D1-1, Dai Dong-Hoan Son Industrial Zone ,Hoan Son Commune, Tien Du District ,Bac Ninh Province, Viet Nam<br>开户银行 Bank of deposit：<br>卡户账号 Bank account number：<br>电 话 Telephone：<br>传 真 Facsimile：<br>委托代理人 Entrusted agent：MR THO<br>日 期 Date：2023.04.24<br>GIÁM ĐỐC<br>Lê Thị Chinh |